                                                                    EXHIBIT 99.1

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                Settlement Date        8/31/2004
                                                Determination Date     9/10/2004
                                                Distribution Date      9/15/2004

I.       All Payments on the Contracts                                                                               3,067,417.41
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                            55,252.65
III.     Repurchased Contracts                                                                                               0.00
IV.     Investment Earnings on Collection Account                                                                            1.37
V.      Servicer Monthly Advances                                                                                       47,592.67
VI.     Distribution from the Reserve Account                                                                                0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              3,915.46
VIII.   Transfers to the Pay-Ahead Account                                                                              (6,333.81)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                            (1.37)
          (b)  To Sellers with respect to the Pay-Ahead Account                                                              0.00
X. Deposit in error                                                                                                          0.00
            Total available amount in Collection Account                                                            $3,167,844.38
                                                                                                               ===================


DISTRIBUTION AMOUNTS                                                        COST PER $1000
--------------------------------                                            ----------------

1.    (a) Class A-1 Note Interest Distribution                                                          0.00
      (b) Class A-1 Note Principal Distribution                                                         0.00
          Aggregate Class A-1 Note Distribution                               0.00000000                                     0.00

2.    (a) Class A-2 Note Interest Distribution                                                          0.00
      (b) Class A-2 Note Principal Distribution                                                         0.00
          Aggregate Class A-2 Note Distribution                               0.00000000                                     0.00

3.    (a) Class A-3 Note Interest Distribution                                                          0.00
      (b) Class A-3 Note Principal Distribution                                                         0.00
          Aggregate Class A-3 Note Distribution                               0.00000000                                     0.00

4.    (a) Class A-4 Note Interest Distribution                                                          0.00
      (b) Class A-4 Note Principal Distribution                                                         0.00
          Aggregate Class A-4 Note Distribution                               0.00000000                                     0.00

5.    (a) Class A-5 Note Interest Distribution                                                          0.00
      (b) Class A-5 Note Principal Distribution                                                         0.00
          Aggregate Class A-5 Note Distribution                               0.00000000                                     0.00

6.    (a) Class A-6 Note Interest Distribution                                                          0.00
      (b) Class A-6 Note Principal Distribution                                                         0.00
          Aggregate Class A-6 Note Distribution                               0.00000000                                     0.00

7.    (a) Class A-7 Note Interest Distribution                                                          0.00
      (b) Class A-7 Note Principal Distribution                                                         0.00
          Aggregate Class A-7 Note Distribution                               0.00000000                                     0.00

8.    (a) Class A-8 Note Interest Distribution                                                          0.00
      (b) Class A-8 Note Principal Distribution                                                         0.00
          Aggregate Class A-8 Note Distribution                               0.00000000                                     0.00

9.    (a) Class A-9 Note Interest Distribution                                                          0.00
      (b) Class A-9 Note Principal Distribution                                                         0.00
          Aggregate Class A-9 Note Distribution                               0.00000000                                     0.00

10.   (a) Class A-10 Note Interest Distribution                                                   124,729.98
      (b) Class A-10 Note Principal Distribution                                                2,641,718.21
          Aggregate Class A-10 Note Distribution                             42.56074132                             2,766,448.19

11.   (a) Class B Certificate Interest Distribution                                               244,679.31
      (b) Class B Certificate Principal Distribution                                                    0.00
          Aggregate Class B Certificate Distribution                          5.45000000                               244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                            28,496.79
       (b)  Reimbursement of prior Monthly Advances                                                  66,706.78
               Total Servicer Payment                                                                                   95,203.57

13.  Deposits to the Reserve Account                                                                                    61,513.32

TOTAL DISTRIBUTION AMOUNT                                                                                           $3,167,844.38
                                                                                                                    ==============
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                                  Page 1 of 4


RESERVE ACCOUNT DISTRIBUTIONS:
--------------------------------

      (a) Amounts to the Sellers (Chase USA) from Excess Collections                                 -7,892.16
      (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     -53,621.16
      (c) Distribution from the Reserve Account to the Sellers(Chase USA)                                 0.00
      (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                      0.00
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK) =                                  -$61,513.32
                                                                                                                      ============


           INTEREST
--------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @ 5.598%                                                                   0.00
        (b) Class A-2 Notes    @ 5.852%                                                                   0.00
        (c) Class A-3 Notes    @ 5.919%                                                                   0.00
        (d) Class A-4 Notes    @ 6.020%                                                                   0.00
        (e) Class A-5 Notes    @ 6.050%                                                                   0.00
        (f) Class A-6 Notes    @ 6.130%                                                                   0.00
        (g) Class A-7 Notes    @ 6.140%                                                                   0.00
        (h) Class A-8 Notes    @ 6.230%                                                                   0.00
        (i) Class A-9 Notes    @ 6.320%                                                                   0.00
        (j) Class A-10 Notes   @ 6.370%                                                             124,729.98
                     Aggregate Interest on Notes                                                                       124,729.98
        (k) Class B Certificates 6.540%                                                                                244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                               0.00
        (b) Class A-2 Notes                                                                               0.00
        (c) Class A-3 Notes                                                                               0.00
        (d) Class A-4 Notes                                                                               0.00
        (e) Class A-5 Notes                                                                               0.00
        (f) Class A-6 Notes                                                                               0.00
        (g) Class A-7 Notes                                                                               0.00
        (h) Class A-8 Notes                                                                               0.00
        (i) Class A-9 Notes                                                                               0.00
        (j) Class A-10 Notes                                                                              0.00
        (k) Class B Certificates                                                                          0.00

3.   Total Distribution of Interest                                         COST PER $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                  0.00
        (b) Class A-2 Notes                                                   0.00000000                  0.00
        (c) Class A-3 Notes                                                   0.00000000                  0.00
        (d) Class A-4 Notes                                                   0.00000000                  0.00
        (e) Class A-5 Notes                                                   0.00000000                  0.00
        (f) Class A-6 Notes                                                   0.00000000                  0.00
        (g) Class A-7 Notes                                                   0.00000000                  0.00
        (h) Class A-8 Notes                                                   0.00000000                  0.00
        (i) Class A-9 Notes                                                   0.00000000                  0.00
        (j) Class A-10 Notes                                                  1.91892270            124,729.98
                     Total Aggregate Interest on Notes                                                                 124,729.98
        (k) Class B Certificates                                              5.45000000                               244,679.31


           PRINCIPAL
--------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                         1,265,575.83
2.   Amount of Principal Prepayment Collected                                     97              1,285,580.31
3.   Amount of Liquidated Contract                                                10                 90,562.07
4.   Amount of Repurchased Contract                                                0                      0.00

       Total Formula Principal Distribution Amount                                                                   2,641,718.21

5. Principal Balance before giving effect to Principal Distribution                             Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                       0.0000000                  0.00
        (b) Class A-2 Notes                                                                       0.0000000                  0.00
        (c) Class A-3 Notes                                                                       0.0000000                  0.00
        (d) Class A-4 Notes                                                                       0.0000000                  0.00
        (e) Class A-5 Notes                                                                       0.0000000                  0.00
        (f) Class A-6 Notes                                                                       0.0000000                  0.00
        (g) Class A-7 Notes                                                                       0.0000000                  0.00
        (h) Class A-8 Notes                                                                       0.0000000                  0.00
        (i) Class A-9 Notes                                                                       0.0000000                  0.00
        (j) Class A-10 Notes                                                                      0.3614925         23,497,012.69
        (k) Class B Certificates                                                                  1.0000000         44,895,285.54
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                                  Page 2 of 4

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                  0.00
        (b) Class A-2 Notes                                                                                                  0.00
        (c) Class A-3 Notes                                                                                                  0.00
        (d) Class A-4 Notes                                                                                                  0.00
        (e) Class A-5 Notes                                                                                                  0.00
        (f) Class A-6 Notes                                                                                                  0.00
        (g) Class A-7 Notes                                                                                                  0.00
        (h) Class A-8 Notes                                                                                                  0.00
        (i) Class A-9 Notes                                                                                                  0.00
        (j) Class A-10 Notes                                                                                                 0.00
        (k) Class B Certificates                                                                                             0.00

7. Principal Distribution                                                    COST PER $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                     0.00
        (b) Class A-2 Notes                                                   0.00000000                                     0.00
        (c) Class A-3 Notes                                                   0.00000000                                     0.00
        (d) Class A-4 Notes                                                   0.00000000                                     0.00
        (e) Class A-5 Notes                                                   0.00000000                                     0.00
        (f) Class A-6 Notes                                                   0.00000000                                     0.00
        (g) Class A-7 Notes                                                   0.00000000                                     0.00
        (h) Class A-8 Notes                                                   0.00000000                                     0.00
        (i) Class A-9 Notes                                                   0.00000000                                     0.00
        (j) Class A-10 Notes                                                  40.64181862                            2,641,718.21
        (k) Class B Certificates                                              0.00000000                                     0.00

8. Principal Balance after giving effect to Principal Distribution                              Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                       0.0000000                  0.00
        (b) Class A-2 Notes                                                                       0.0000000                  0.00
        (c) Class A-3 Notes                                                                       0.0000000                  0.00
        (d) Class A-4 Notes                                                                       0.0000000                  0.00
        (e) Class A-5 Notes                                                                       0.0000000                  0.00
        (f) Class A-6 Notes                                                                       0.0000000                  0.00
        (g) Class A-7 Notes                                                                       0.0000000                  0.00
        (h) Class A-8 Notes                                                                       0.0000000                  0.00
        (i) Class A-9 Notes                                                                       0.0000000                  0.00
        (j) Class A-10 Notes                                                                      0.3208507         20,855,294.48
        (k) Class B Certificates                                                                  1.0000000         44,895,285.54


           POOL DATA                                                                              Aggregate
--------------------------------                                                                  Principal
                                                                            No. of Contracts       Balance
                                                                            ----------------       -------
1.   Pool Stated Principal Balance as of  8/31/2004                              3,297          65,750,580.02

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                      52              1,029,501.16           1.566%
              (b) 60-89 Days                                                      18                303,629.65           0.462%
              (c) 90-119 Days                                                      8                273,569.94           0.416%
              (d) 120 Days +                                                      29                835,770.39           1.271%


3.   Contracts Repossessed during the Due Period                                   4                 81,550.07

4.   Current Repossession Inventory                                                5                120,739.25

5.     Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 10                 90,562.07
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                   55,252.65
                                                                                                   ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   35,309.42

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   1,039,551.95

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)           1,445                              22,454,019.98

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           9.125%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                              61.220
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                                  Page 3 of 4
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

       TRIGGER ANALYSIS
--------------------------------

1.   (a)  Average Delinquency Percentage                                        2.332%
     (b)  Delinquency Percentage Trigger in effect ?                                         YES

2.   (a)  Average Net Loss Ratio                                                0.026%
     (b)  Net Loss Ratio Trigger in effect ?                                                  NO
     (c)  Net Loss Ratio (using ending Pool Balance)                            0.129%

3.   (a)  Servicer Replacement Percentage                                       0.031%
     (b)  Servicer Replacement Trigger in effect ?                                            NO


         MISCELLANEOUS
--------------------------------

1.    Monthly Servicing Fees                                                                                            28,496.79

2.    Servicer Advances                                                                                                 47,592.67

3.    (a)  Opening Balance of the Reserve Account                                                                    8,546,525.79
      (b)  Deposits to the Reserve Account                                                           61,513.32
      (c)  Investment Earnings in the Reserve Account                                                 6,927.30
      (d)  Distribution from the Reserve Account                                                          0.00
      (e)  Ending Balance of the Reserve Account                                                                     8,614,966.41

4.    Specified Reserve Account Balance                                                                              8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                     63,060.59
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                              6,333.81
      (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                            (3,915.46)
      (e)  Ending Balance in the Pay-Ahead Account                                                                      65,478.94

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